UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The information disclosed in Item 1.01 of the current report on Form 8-K of Helios and Matheson Analytics Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 6, 2017 (the “November 6, 2017 Report”) is incorporated by reference into this current report on Form 8-K (this “Current Report”). The documents referenced below, namely the Securities Purchase Agreement, the Series A Notes, the Series B Notes, the Investor Notes, the Note Purchase Agreement, the Master Netting Agreement, the Guaranty and the Voting and Lockup Agreements are the same documents as defined in the November 6, 2017 Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 7, 2017 (the “Closing Date”), pursuant to the Securities Purchase Agreement, dated as of November 6, 2017, by and among the Company and institutional investors (the “Buyers”), the Company completed the sale and issuance of Series A Notes and Series B Notes to the Buyers in the aggregate principal amount of $5,000,000 and $95,000,000, respectively (the “Notes”), for consideration received by the Company on the Closing Date consisting of (i) cash payments in the aggregate amount of $5,000,000, and (ii) secured promissory notes payable by the Buyers to the Company (each, an “Investor Note”, collectively, the “Investor Notes”) in the aggregate principal amount of $95,000,000 with an aggregate mandatory prepayment obligation in the amount of $2,235,714.29 to be made by the Buyers every week (provided there is no existing Event of Default (as defined in the Notes)) beginning November 13, 2017 and every Monday thereafter including December 26, 2017 for an aggregate amount of approximately $20,650,000, including the amounts funded in connection with the Series A Notes (the “Financing”). The maturity date of the Notes and the Investor Notes is November 7, 2019. On the Closing Date, in connection with the closing of the Financing:

●	the Company issued the Notes;

●	the Company and each Buyer entered into separate Note Purchase Agreements, pursuant to which the Buyers issued the Investor Notes;

●	the Company and each Buyer entered into a Master Netting Agreement;

●	MoviePass Inc. (“MoviePass”) entered into the Guaranty in favor of the Buyers; and

●	Theodore Farnsworth, the Chief Executive Officer and Chairman of the Board of the Company, and Helios & Matheson Information Technology Ltd, of which Muralikrishna Gadiyaram, a director of the Company, is the chief executive officer, and its wholly-owned subsidiary, Helios & Matheson Inc., who collectively own approximately 31.2% of the Company’s issued and outstanding common stock as of the Closing Date, entered into the Voting and Lockup Agreements with the Company.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Current Report is hereby incorporated by reference into this Item 3.02.

As previously disclosed in the November 7, 2017 Form 8-K, Canaccord Genuity, Inc. (“Canaccord”) acted as placement agent for the Financing. Canaccord received approximately $267,191 in placement agent cash compensation.

In addition, Palladium Capital Advisors, LLC received a fee tail cash payment equal to approximately $110,411 and is entitled to a warrant (the “Warrant”) to purchase 18,310 shares of common stock (the “Warrant Shares”) at an exercise price per share equal to $12.06, in connection with the purchase of a Series A Note by the Buyer that also holds the August 2016 Notes. In addition, if and when the Company receives cash in connection with the funding of such Buyer’s Investor Note, Palladium will receive warrants to purchase shares of common stock in an amount equal to eight percent (8%) of the number of shares of common stock into which such corresponding amount of Unrestricted Principal (as defined in the Series B Note) is initially convertible at $12.06, not including any Make-Whole Amount (as defined in the Notes). Assuming all of the Restricted Principal (as defined in the Series B Note), initially $52,445,520.58, becomes Unrestricted Principal, Palladium will receive warrants to purchase up to 347,897 shares of the Company’s common stock.

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The Notes, the shares of common stock issuable upon conversion of the Notes (the “Conversion Shares”), the Warrant and the Warrant Shares were offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder. Each Buyer represented to the Company that such Buyer is an “accredited investor” as defined in Regulation D of the Securities Act and that the Notes and the Conversion Shares are being acquired solely for such Buyer’s own account and for investment purposes and not with a view to the future sale or distribution of any such securities by such Buyer. Appropriate legends were affixed to the Notes and the Warrant and will be affixed to the Conversion Shares and the Warrant Shares upon issuance.

The above discussion does not purport to be a complete description of the Warrant described in this Current Report and it is qualified in its entirety by reference to the full text of such document, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

Additional Investment in MoviePass

As previously disclosed, on October 11, 2017, the Company and MoviePass entered into that certain Investment Option Agreement (the “MoviePass Option Agreement”), pursuant to which the Company was granted an option to purchase additional shares of MoviePass common stock in an amount up to $20 million based on a pre-money valuation of MoviePass of $210,000,000 (the “MoviePass Option”) amounting to an additional investment of up to 8.7% of the Currently Outstanding Shares of Common Stock (as defined in the MoviePass Option Agreement) of MoviePass, giving effect to the closing of the transaction with MoviePass (the “MoviePass Transaction”). The issuance of the Company’s shares of common stock in connection with the MoviePass Transaction remains subject to approval by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635.

On November 7, 2017, the Company used a portion of the cash proceeds received from the sale of the Series A Notes and exercised a portion of the MoviePass Option for an aggregate purchase price of $3,000,000 (the “MoviePass Option Exercise”). In connection with the MoviePass Option Exercise, on November 8, 2017, MoviePass issued Helios a subordinated convertible promissory note in the principal amount of $3,000,000 (the “MoviePass Option Note”). Assuming the closing of the MoviePass Transaction occurs, MoviePass will issue the amount of shares of its common stock to the Company underlying the MoviePass Option Note, and upon such issuance the MoviePass Option Note shall be deemed satisfied in full.

The above discussion does not purport to be a complete description of the MoviePass Option Note described in this Current Report and it is qualified in its entirety by reference to the full text of the MoviePass Option Note, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Cautionary Statement on Forward-looking Information

Certain information in this communication contains “forward-looking statements” about the Company and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding (i) the expected completion of the MoviePass Transaction, which remains subject to approval by the Company’s stockholders and (ii) the expected amount of funding from the Buyers under the Investor Notes. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the conditions to the closing of the MoviePass Transaction may not be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the Securities Purchase Agreement, dated August 15, 2017 and amended on October 6, 2017, between MoviePass and the Company, the occurrence of an Event of Default under the Notes which would eliminate the Buyers’ weekly funding obligations under the Investor Notes, MoviePass’ and the Company’s continuing need for additional financing, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

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Such forward-looking statements are based on a number of assumptions. Although management of the Company and MoviePass believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Risk factors and other material information concerning the Company and MoviePass are described in the Current Report on Form 8-K filed with the SEC on October 11, 2017, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other Company filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s and MoviePass’ current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

In particular, MoviePass’ $9.95 per month subscription pricing model is new. There can be no assurance that the resulting rate of increase in its subscribers will continue or be sustained. Moreover, the increase in the number of MoviePass subscribers provides no assurance that the MoviePass business model will lead to profitability.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to the MoviePass Transaction, which will become the subject of a proxy statement to be filed with the SEC by the Company, and may be deemed to be solicitation material in respect of the MoviePass Transaction. This document is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or transmit to stockholders in connection with the MoviePass Transaction. Before making any voting decision, investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the MoviePass Transaction as they become available because they will contain important information about the proposed transaction and related matters. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement, once it is filed, from the Company by accessing the Company’s website at www.hmny.com or upon written request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

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Participants in the Solicitation

The Company, MoviePass and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the MoviePass Transaction. Information regarding the Company’s directors and executive officers is contained in its annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on April 14, 2017, and its definitive proxy statement on Schedule 14A filed with the SEC on October 3, 2017. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing the Company’s website at www.hmny.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the MoviePass Transaction may be obtained by reading the proxy statement regarding the MoviePass Transaction, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Notes issued by the Company (incorporated by reference to Exhibit 4.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
4.2	Form of Investor Note issued by the Buyers (incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
4.3*	MoviePass Option Note issued on November 8, 2017.
4.4*	Form of Warrant to Purchase Common Stock.
10.1*	Form of Securities Purchase Agreement, by and among the Company and the Buyers.
10.2	Form of Note Purchase Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.3	Form of Master Netting Agreement (incorporated by reference to Exhibit 4.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.4	Form of Guaranty (incorporated by reference to Exhibit 10.4 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.5	Form of Voting and Lockup Agreement for Theodore Farnsworth (incorporated by reference to Exhibit 10.5 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.6	Form of Voting and Lockup Agreement for HMIT (incorporated by reference to Exhibit 10.6 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Notes issued by the Company (incorporated by reference to Exhibit 4.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
4.2	Form of Investor Note issued by the Buyers (incorporated by reference to Exhibit 4.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
4.3*	MoviePass Option Note issued on November 8, 2017.
4.4*	Form of Warrant to Purchase Common Stock.
10.1*	Form of Securities Purchase Agreement, by and among the Company and the Buyers.
10.2	Form of Note Purchase Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.3	Form of Master Netting Agreement (incorporated by reference to Exhibit 4.1 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.4	Form of Guaranty (incorporated by reference to Exhibit 10.4 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.5	Form of Voting and Lockup Agreement for Theodore Farnsworth (incorporated by reference to Exhibit 10.5 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).
10.6	Form of Voting and Lockup Agreement for HMIT (incorporated by reference to Exhibit 10.6 filed as an exhibit to the current report on Form 8-K filed with the SEC by the Company on November 6, 2017).

* Filed herewith.

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